Exhibit 99.2
UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION
On June 30, 2014, Graham Holdings Company (the Company) completed an exchange transaction with Berkshire Hathaway, Inc. (Berkshire), whereby the Company acquired 1,620,190 shares of Class B common stock of the Company held by a subsidiary of Berkshire, in exchange for all of the shares of common stock of a wholly owned subsidiary of the Company, which owned (i) WPLG, a Miami-based television station, (ii) 2,107 Class A Berkshire shares and 1,278 Class B Berkshire shares, and (iii) $327.7 million in cash. The exchange transaction qualifies as a tax-free distribution under IRC Section 355 and 361.
The accompanying unaudited pro forma condensed consolidated balance sheet presents the Company’s financial position assuming the exchange transaction with Berkshire occurred on March 31, 2014.
The accompanying unaudited pro forma condensed consolidated statements of income present the Company’s results of operations for the three months ended March 31, 2014 and for each of the three fiscal years in the period ended December 31, 2013, assuming the exchange transaction occurred on January 3, 2011.
The unaudited pro forma condensed consolidated financial statements have been prepared using assumptions and estimates that the Company believes are reasonable under the circumstances and are intended for informational purposes only. They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of the future consolidated results of the Company. However, management believes that the estimates and assumptions used provide a reasonable basis for presenting the significant effects of the exchange transaction. Management also believes the pro forma adjustments give appropriate effect to the estimates and assumptions and are applied in conformity with accounting principles generally accepted in the United States of America.
The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 and the unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2014 and for each of the three fiscal years in the period ended December 31, 2013, should be read in conjunction with the historical financial statements of the Company for the three months ended March 31, 2014 (unaudited) and for each of the three fiscal years in the period ended December 31, 2013 (audited), including the related notes, filed with the Securities and Exchange Commission, respectively, on Form 10-Q on May 7, 2014 and on Form 10-K on February 28, 2014.
The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited condensed consolidated balance sheet and the unaudited condensed consolidated statements of income:
Historical GHC
This column reflects the Company’s historical financial position as of March 31, 2014 and historical operating results for the three months ended March 31, 2014 and each of the three years in the period ended December 31, 2013, prior to any adjustment for the exchange transaction.
Exchange Transaction
This column reflects the historical financial position of the assets and liabilities exchanged with Berkshire as of March 31, 2014 and the historical operating results of the business exchanged for the three months ended March 31, 2014 and each of the three fiscal years in the period ended December 31, 2013, and the pro forma adjustments that arise as a direct result of the exchange transaction. These adjustments are more fully described in the notes to the accompanying unaudited pro forma condensed consolidated financial information.

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2014

	Historical	Exchange		The Company
(in thousands)	GHC	Transaction		Pro Forma
		(1)
Assets
Current Assets
Cash and cash equivalents	$642,833	$(327,718)	(2)	$315,115
Restricted cash	52,035	—		52,035
Investments in marketable equity securities and other investments	645,594	(394,906)	(3)	250,688
Accounts receivable, net	406,293	—		406,293
Inventories	3,234	—		3,234
Deferred income taxes	—	34,730	(3)	34,730
Other current assets	80,431	—		80,431
Current assets held for sale	397	(397)	(4)	—
Total Current Assets	1,830,817	(688,291)		1,142,526
Property, Plant and Equipment, Net	845,868	—		845,868
Investments in Affiliates	20,953	—		20,953
Goodwill, Net	1,241,949	—		1,241,949
Indefinite-Lived Intangible Assets, Net	519,128	—		519,128
Amortized Intangible Assets, Net	36,494	—		36,494
Prepaid Pension Cost	1,250,658	—		1,250,658
Deferred Charges and Other Assets	61,383	—		61,383
Noncurrent Assets Held for Sale	113,312	(91,160)	(4)	22,152
Total Assets	$5,920,562	$(779,451)		$5,141,111

Liabilities and Equity
Current Liabilities
Accounts payable and accrued liabilities	$393,962	$3,657	(4)	$397,619
Income taxes payable	55,278	—		55,278
Deferred income taxes	70,447	(70,447)	(3)	—
Deferred revenue	393,289	—		393,289
Dividends declared	19,051	(4,131)	(6)	14,920
Short-term borrowings	49,389	—		49,389
Total Current Liabilities	981,416	(70,921)		910,495
Postretirement Benefits Other Than Pensions	35,709	—		35,709
Accrued Compensation and Related Benefits	207,346	—		207,346
Other Liabilities	84,420	4,985	(4)	89,405
Deferred Income Taxes	779,803	—		779,803
Long-Term Debt	403,160	—		403,160
Total Liabilities	2,491,854	(65,936)		2,425,918
Redeemable Noncontrolling Interest	5,579	―		5,579
Redeemable Preferred Stock	10,665	―		10,665
Preferred Stock	―	―		―
Common Stockholders’ Equity
Common stock	20,000	—		20,000
Capital in excess of par value	289,402	—		289,402
Retained earnings	4,877,200	609,677	(5)	5,486,877
Accumulated other comprehensive income, net of tax
Cumulative foreign currency translation adjustment	25,759	—		25,759
Unrealized gain on available-for-sale securities	190,776	(157,765)	(3)	33,011
Unrealized gain on pensions and other postretirement plans	497,075	—		497,075
Cash flow hedge	(525)	—		(525)
Cost of Class B common stock held in treasury	(2,487,492)	(1,165,427)	(6)	(3,652,919)
Total Common Stockholders’ Equity	3,412,195	(713,515)		2,698,680
Noncontrolling Interests	269	―		269
Total Equity	3,412,464	(713,515)		2,698,949
Total Liabilities and Equity	$5,920,562	$(779,451)		$5,141,111
_______________
Note:

(1)    This column reflects the elimination of the historical financial position of the assets and liabilities distributed to Berkshire as if the exchange transaction occurred on March 31, 2014. Specifically, the column reflects the elimination of (i) the historical assets and liabilities of WPLG, (ii) the Company's investment in Berkshire Class A and B shares, and (iii) cash payment of $327.7 million in exchange for 1,620,190 shares of the Company's Class B common shares as of March 31, 2014. The exchange transaction qualifies as a tax-free distribution under IRC Section 355 and 361. The column also reflects the estimated impact of the exchange transaction, including the tax-free nature of the exchange.

(2) Amount of cash distributed per the exchange transaction.

(3)    Includes the estimated impact of the distribution on June 30, 2014 of 2,107 Class A Berkshire shares and 1,278 Class B Berkshire shares owned by the Company, including the recognition of the realized gain on available-for-sale securities. The price of a Class A and Class B Berkshire share was $189,900.50 per share and $126.56 per share, respectively, at the time of the exchange. No income tax is provided as the exchange is a tax-free distribution under IRC Section 355 and 361. This entry also represents the elimination of deferred income taxes provided on the unrecognized gain on available-for-sale securities.

(4)    Includes the effect of the distribution of WPLG, the Company's Miami-based television station, to Berkshire as part of the exchange transaction. The Company used the fair value of its Class B common shares acquired from Berkshire, net of the fair value of Berkshire shares and cash distributed to Berkshire, to determine the fair value of WPLG in the exchange transaction, which was used to calculate the gain on the distribution.

(5)    Includes the estimated impact of (i) the gain on the distribution of WPLG, and (ii) realized gain on distribution of Berkshire Class A and Class B shares. No income tax is provided as the exchange transaction qualifies as a tax-free distribution under IRC Section 355 and 361.

(6)    Includes the effect of 1,620,190 shares of the Company's Class B common shares acquired in the exchange transaction on June 30, 2014. The share price of the Company's Class B common shares was $719.32 per share at the time of the exchange. This entry also includes the elimination of the dividends declared on the Company's Class B common shares acquired prior to ex-dividend date.

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 2014

	Historical	Exchange	The Company
(In thousands, except per share amounts)	GHC	Transaction	Pro Forma
		(1)
Operating Revenues
Education	$526,174	$—	$526,174
Subscriber	191,128	—	191,128
Advertising	78,247	—	78,247
Other	45,012	—	45,012
	840,561	—	840,561
Operating Costs and Expenses
Operating	379,069	—	379,069
Selling, general and administrative	325,637	—	325,637
Depreciation of property, plant and equipment	53,245	—	53,245
Amortization of intangible assets	3,081	―	3,081
	761,032	—	761,032
Income from Operations	79,529	—	79,529
Equity in earnings of affiliates, net	4,052	―	4,052
Interest income	599	―	599
Interest expense	(8,820)	―	(8,820)
Other expense, net	133,273	―	133,273
Income from Continuing Operations Before Income Taxes	208,633	—	208,633
Provision for Income Taxes	77,400	—	77,400
Income from Continuing Operations	131,233	—	131,233
Income from Continuing Operations Attributable to Noncontrolling Interests	219	―	219
Income from Continuing Operations Attributable to Graham Holdings Company	131,452	—	131,452
Redeemable Preferred Stock Dividends	(426)	―	(426)
Income from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$131,026	$—	$131,026
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income per common share from continuing operations	$17.71		$17.71
Basic average number of common shares outstanding	7,275		7,275
Diluted income per common share from continuing operations	$17.65		$17.65
Diluted average number of common shares outstanding	7,352		7,352
Per Share Information Attributable to Graham Holdings Company Common Stockholders - The Company Pro Forma
Basic income per common share from continuing operations			$22.67	(2)
Basic average number of common shares outstanding			5,655	(2)
Diluted income per common share from continuing operations			$22.57	(2)
Diluted average number of common shares outstanding			5,732	(2)
_______________
Note:

(1) This column reflects the elimination of the results of operations of WPLG, the Company’s Miami-based television station, as if the exchange occurred on January 3, 2011. The Company reported the disposition of WPLG as a discontinued operation in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 205, “Presentation of Financial Statements” (ASC 205) for the three months ended March 31, 2014 in its quarterly report on Form 10-Q for the quarterly period ended March 31, 2014, and therefore no amounts are reflected in this column.

(2)    The per share information, and basic and diluted income per common share reflect the result of the acquisition of 1,620,190 shares of Class B common shares acquired by the Company in the exchange transaction. The basic and diluted earnings per common share also reflect the elimination of the dividends paid on the 1,620,190 shares of Class B common shares acquired by the Company in the exchange transaction. The Company calculates basic income per share under the two-class method.

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2013

	Historical	Exchange	The Company
(In thousands, except per share amounts)	GHC	Transaction	Pro Forma
		(1)
Operating Revenues
Education	$2,177,508	$—	$2,177,508
Subscriber	755,662	—	755,662
Advertising	366,316	(56,055)	310,261
Other	188,378	(10,124)	178,254
	3,487,864	(66,179)	3,421,685
Operating Costs and Expenses
Operating	1,564,911	(22,213)	1,542,698
Selling, general and administrative	1,327,322	(14,161)	1,313,161
Depreciation of property, plant and equipment	233,218	(3,721)	229,497
Amortization of intangible assets	13,598	―	13,598
Impairment of goodwill and other long-lived assets	3,250	—	3,250
	3,142,299	(40,095)	3,102,204
Income from Operations	345,565	(26,084)	319,481
Equity in earnings of affiliates, net	13,215	―	13,215
Interest income	2,264	―	2,264
Interest expense	(36,067)	―	(36,067)
Other expense, net	(23,751)	―	(23,751)
Income from Continuing Operations Before Income Taxes	301,226	(26,084)	275,142
Provision for Income Taxes	110,000	(8,500)	101,500
Income from Continuing Operations	191,226	(17,584)	173,642
Income from Continuing Operations Attributable to Noncontrolling Interests	(480)	―	(480)
Income from Continuing Operations Attributable to Graham Holdings Company	190,746	(17,584)	173,162
Redeemable Preferred Stock Dividends	(855)	―	(855)
Income from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$189,891	$(17,584)	$172,307
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income per common share from continuing operations	$25.83		$23.44
Basic average number of common shares outstanding	7,238		7,238
Diluted income per common share from continuing operations	$25.78		$23.40
Diluted average number of common shares outstanding	7,333		7,333
Per Share Information Attributable to Graham Holdings Company Common Stockholders - The Company Pro Forma
Basic income per common share from continuing operations			$30.06	(2)
Basic average number of common shares outstanding			5,618	(2)
Diluted income per common share from continuing operations			$30.00	(2)
Diluted average number of common shares outstanding			5,712	(2)
_______________
Note:

(1) This column reflects the elimination of the results of operations of WPLG, the Company’s Miami-based television station, as if the exchange occurred on January 3, 2011.

(2)    The per share information, and basic and diluted income per common share reflect the result of the acquisition of 1,620,190 shares of Class B common shares acquired by the Company in the exchange transaction. The basic and diluted earnings per common share also reflect the elimination of the dividends paid on the 1,620,190 shares of Class B common shares acquired by the Company in the exchange transaction. The Company calculates basic income per share under the two-class method.

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2012

	Historical	Exchange	The Company
(In thousands, except per share amounts)	GHC	Transaction	Pro Forma
		(1)
Operating Revenues
Education	$2,196,496	$—	$2,196,496
Subscriber	732,370	—	732,370
Advertising	400,800	(63,179)	337,621
Other	125,904	(7,841)	118,063
	3,455,570	(71,020)	3,384,550
Operating Costs and Expenses
Operating	1,566,257	(23,174)	1,543,083
Selling, general and administrative	1,333,516	(14,570)	1,318,946
Depreciation of property, plant and equipment	244,078	(3,765)	240,313
Amortization of intangible assets	20,946	—	20,946
Impairment of goodwill and other long-lived assets	111,593	—	111,593
	3,276,390	(41,509)	3,234,881
Income from Operations	179,180	(29,511)	149,669
Equity in earnings of affiliates, net	14,086	—	14,086
Interest income	3,393	—	3,393
Interest expense	(35,944)	—	(35,944)
Other expense, net	(5,456)	—	(5,456)
Income from Continuing Operations Before Income Taxes	155,259	(29,511)	125,748
Provision for Income Taxes	83,200	(9,800)	73,400
Income from Continuing Operations	72,059	(19,711)	52,348
Income from Continuing Operations Attributable to Noncontrolling Interests	(74)	—	(74)
Income from Continuing Operations Attributable to Graham Holdings Company	71,985	(19,711)	52,274
Redeemable Preferred Stock Dividends	(895)	—	(895)
Income from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$71,090	$(19,711)	$51,379
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income per common share from continuing operations	$9.22		$6.54
Basic average number of common shares outstanding	7,360		7,360
Diluted income per common share from continuing operations	$9.22		$6.54
Diluted average number of common shares outstanding	7,404		7,404
_______________
Note:

(1) This column reflects the elimination of the results of operations of WPLG, the Company’s Miami-based television station, as if the exchange occurred on January 3, 2011.

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2011

	Historical	Exchange	The Company
(In thousands, except per share amounts)	GHC	Transaction	Pro Forma
		(1)
Operating Revenues
Education	$2,404,459	$—	$2,404,459
Subscriber	710,253	—	710,253
Advertising	327,877	(56,065)	271,812
Other	83,408	(6,417)	76,991
	3,525,997	(62,482)	3,463,515
Operating Costs and Expenses
Operating	1,562,615	(25,220)	1,537,395
Selling, general and administrative	1,383,660	(13,747)	1,369,913
Depreciation of property, plant and equipment	223,403	(3,874)	219,529
Amortization of intangible assets	22,201	—	22,201
	3,191,879	(42,841)	3,149,038
Income from Operations	334,118	(19,641)	314,477
Equity in earnings of affiliates, net	5,949	—	5,949
Interest income	4,147	—	4,147
Interest expense	(33,226)	—	(33,226)
Other expense, net	(55,200)	—	(55,200)
Income from Continuing Operations Before Income Taxes	255,788	(19,641)	236,147
Provision for Income Taxes	104,400	(6,400)	98,000
Income from Continuing Operations	151,388	(13,241)	138,147
Income from Continuing Operations Attributable to Noncontrolling Interests	(7)	—	(7)
Income from Continuing Operations Attributable to Graham Holdings Company	151,381	(13,241)	138,140
Redeemable Preferred Stock Dividends	(917)	—	(917)
Income from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$150,464	$(13,241)	$137,223
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income per common share from continuing operations	$19.03		$17.36
Basic average number of common shares outstanding	7,826		7,826
Diluted income per common share from continuing operations	$19.03		$17.36
Diluted average number of common shares outstanding	7,905		7,905
_______________
Note:

(1) This column reflects the elimination of the results of operations of WPLG, the Company’s Miami-based television station, as if the exchange occurred on January 3, 2011.